Recoverable taxes	12 Months Ended
Dec. 31, 2020
Recoverable taxes
Recoverable taxes

12.  Recoverable taxes

Recoverable taxes are presented net of provisions for losses on tax credits.

	December 31, 2020	December 31, 2019
Value-added tax (net of provision for loss)	433	484
Brazilian federal contributions	593	659
Prepaid income taxes	561	967
Others	13	16
Total	1,600	2,126
Current	509	922
Non-current	1,091	1,204
Total	1,600	2,126